                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                   -------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2005

                           MARKLAND TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           FLORIDA                     000-28863                84-1331134
----------------------------     ---------------------    ---------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 894-9700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      INDEX


ITEM 1.01  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


                          -----------------------------


         CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.


    CAUTIONARY STATEMENT REGARDING UNAVAILABILITY OF CURRENT AUDIT FINANCIAL
       INFORMATION OF TECHNEST HOLDINGS INC. AND GENEX TECHNOLOGIES INC.

Prior to February 14, 2005, Genex Technologies Inc. ("Genex"), as a privately held company, had not been subject to the reporting requirements of the Securities Exchange Act of 1934, (the "Exchange Act") and, therefore, there is little public information about Genex currently available. While additional information will become available in due course as Technest Holdings Inc. ("Technest") complies with its ongoing Exchange Act reporting requirements, the current lack of such information, among other factors, makes an investment in Technest's common stock highly speculative. In addition, unavailability of current audited financial statements with respect to its business, make a full discussion of the business and financial condition of Genex impractical at this time. As a result, the Company calls the attention of investors and existing stockholders to the fact that the business and prospects of Technest are subject to numerous risks, any of which could materially adversely affect the business, financial condition, results of operations and prospects of Markland and, therefore, the value of any investment in Markland's common stock. You should carefully consider all of the information included in this Report and in other filings we make with the Securities and Exchange Commission. In particular, you should consider carefully the factors discussed below under "Risk Factors" before deciding to invest in our common stock.

                                     GENERAL

In this current report on Form 8-K, references to the "Technest" and similar words mean Technest Holdings, Inc., references to Markland means "Markland Technologies, Inc.", and references to Genex means "Genex Technologies, Inc." unless the context otherwise requires.

MARKLAND TECHNOLOGIES, INC. ("Markland"), a homeland and defense contractor, is a public company with a class of equity securities registered pursuant to
Section 12(g) of the Exchange Act.

TECHNEST HOLDINGS, INC. ("Technest") is a public company with a class of equity securities registered under Section 12(g) of the Exchange Act. In 2002 and 2003, Technest disposed of all of its operating businesses. Since then, Technest has no business operations and only minimal assets.

GENEX TECHNOLOGIES, INC., a company incorporated under the laws of the State of Maryland, offers imaging products and complete solutions for three-dimensional
(3D) Imaging and Display, Intelligent Surveillance, and 3D Facial Recognition. Technest intends to continue to use Genex assets for this purpose.

THE INVESTORS are Southridge Partners LP, Southshore Capital Fund Limited, Verdi Consulting, Inc., ipPartners, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP mean (together the "Investors" or individually the "Investor")

                              CERTAIN DEFINED TERMS

For the purposes of this report, the acquisition of a controlling interest in Technest by Markland in exchange for Markland shares is hereafter referred to as the Markland Acquisition.

The acquisition of an interest in Technest by the Investors in exchange for Technest and Markland securities is hereafter referred to as the Investors Financing, and, together with the Markland Acquisition is hereafter referred to as the Investment.

The acquisition of Genex by Technest is hereafter referred to as the Genex Acquisition. The Investment and the Genex Transaction are hereafter collectively referred to as the Transactions.

                               CERTAIN AGREEMENTS

These Transactions are governed by the following agreements dated February 14, 2005 (i) a securities purchase agreement between Markland and Technest (the "Markland Securities Purchase Agreement"); (ii) a securities purchase agreement between Technest and certain existing shareholders of Technest and other parties (the "Investors"), (the "Investors Securities Purchase Agreement"); and (iii) an agreement and plan of merger between Technest, Markland, Genex, MTECH Acquisition, Inc., a Delaware corporation ("MTECH") and Jason Geng, (the "Merger Agreement").

                               REVERSE STOCK SPLIT

In connection with the Transactions, the Board of Directors of Technest and the holders of a majority of the common stock of Technest approved a 1 for 211.18 reverse split (the "Reverse Split"). The Reverse Split will become effective not less than 20 days after a definitive Schedule 14C Information Statement relating to the Reverse Split is mailed to the stockholders of Technest.

On February 14, 2004, Markland entered into definitive agreements with Technest, a public company with no revenue and minimal assets and operations, Genex, and the Investors, which resulted in Markland acquiring controlling interests in Technest simultaneous with and conditioned upon the Technest acquisition of Genex. These transactions were completed on February 14, 2004.

                                NOT GOING PRIVATE

Markland intends to hold Technest's common stock as an asset. Markland does not intend to take Technest private.

                             THE MARKLAND INVESTMENT

GENERAL

Markland's investment in Technest was effected pursuant to the terms of a Securities Purchase Agreement between Markland and Technest, dated February 14, 2005 (the "Markland Securities Purchase Agreement"). A copy of the Markland Securities Purchase Agreement has been filed as Exhibit 2.2 to this current report and incorporated by reference herein.

In accordance with the terms of the Markland Securities Purchase Agreement, on February 14, 2005, Technest issued to Markland 412,650,577 shares of its common stock (before the Reverse Split) in exchange for 10,168,764 shares of Markland common stock and Markland agreed to issue shares of common stock upon conversion of Technest's Series B Preferred Stock (which, together with the Technest Series C Preferred Stock and warrants, was sold to the Investors in the Investor Financing described under the heading "Investor Financing" below). The issuance of these securities was not registered under the Securities Act of 1933, as amended (the "Securities Act"), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

Technest used the shares of common stock paid to it by Markland to fund a portion of the merger consideration paid to Jason Geng, the sole shareholder of Genex (described under the heading "Genex Acquisition" below). Markland intends to hold Technest's common stock as an asset. Markland does not intend to take Technest private.

As described below in the description of the Investor Financing, the Technest Series B Preferred Stock will be convertible into Markland common stock upon the earlier to occur of (a) February 14, 2006 or (b) a date which is the first trading day after the date on which Markland common stock has a closing bid price of $2.50 or more for five consecutive trading days. The number of shares to be issued will be determined by dividing the quotient of (a) $5,000,000 divided by the lower of (i) $0.60 and (ii) the market price (as defined in the Merger Agreement) by (b) 1,149,425.

After giving effect to the consummation of the Transactions, Markland beneficially owns approximately 93% of the outstanding shares of Technest's outstanding common stock, on a primary basis, and 39% of Technest's outstanding common stock, on a fully diluted basis. Under SEC rules, Mr. Tarini, the CEO and Director of Markland and Technest, may be deemed to be the indirect beneficial owner of all of the shares of Technest's common stock beneficially owned by Markland. Mr. Tarini disclaims beneficial ownership of these shares.

REGISTRATION OBLIGATIONS

Technest and Markland entered into a Registration Rights Agreement, dated February 14, 2005, in connection with Markland's purchase of Technest common stock. A copy of this agreement has been filed as Exhibit 4.2 to this current report and is incorporated by reference herein.

Technest has agreed to use its best efforts to file a registration statement on Form SB-2 as soon as possible after it receives a request for registration from Markland (or the holder of a majority of the registerable securities if Markland transfers some or all of its shares) and to cause the registration statement to be declared effective. Pursuant to this agreement, Technest also agreed to keep the registration statement effective until the earlier of (a) thirty-six (36) months following the date of the agreement or (b) such time that the securities cease to be registrable securities due to the elimination of their transfer restrictions. Technest may suspend the effectiveness of the registration statement for a period of no more than fifteen (15) consecutive trading days, or an aggregate of thirty (30) trading days, each year. If the number of shares to be registered on the registration statement does not equal the number of

Technest shares of common stock acquirable by the holders of the registrable securities, Technest must promptly file a separate registration statement relating to the registrable securities that remain unregistered. In addition, Markland has piggyback registration rights if, within two (2) years following the date of the agreement, Technest chooses to register any of its securities under the Securities Act on an underwritten basis.

LOCK-UP AGREEMENT

Prior to February 14, 2005, Technest was controlled by Garth LLC and Southshore Capital Management Fund Ltd. who owned approximately 73% of the shares of Technest common stock. They have executed and delivered lock-up agreements, substantially in the form attached to this current report as Exhibit 10.4.

Under the terms of these agreements, such shareholders have agreed not to sell or dispose of their Technest common stock until the earlier of six (6) months following the filing of this Form 8-K or the date that the registration statement for the sale of such shares effective. In return, during the lock-up period, Technest agreed to maintain its "reporting status" with the Securities and Exchange Commission, to file all reports that are required to be filed, and to use its best efforts to ensure that the common stock is quoted for public trading on a nationally recognized medium of a certain caliber. These stockholders were also granted piggyback registration rights to include their shares on the next registration statement we file. Technest may waive its obligations under the lock-up agreement if needed to increase the liquidity of, or develop the trading market of, the Technest common stock. These agreements will terminate in the event of certain specified changes in control of Technest.

MATERIAL RELATIONSHIPS AND INTERLOCKING MANAGEMENT

Mr. Tarini is also one of the Investors and will be the beneficial owner of Technest Series C Preferred Stock, convertible into 30,341,954 shares of Technest common stock, and warrants exercisable for 30,341,954 shares of common stock (in each case before the Reverse Split). If combined, on February 14, 2005, Markland and Mr. Tarini would beneficially own an aggregate of approximately 94% of the outstanding Technest common stock. The Markland Investment in Technest was negotiated by senior management of Markland, including Mr. Tarini. The Markland Investment was approved by a unanimous vote of the Board of Directors of Markland including, Mr. Mackin and Mr. Ducey, neither of whom has an interest in the transaction.

Mr. Tarini is on the Board of Directors of Markland and Technest. He is also the Chief Executive Officer of Markland and Technest. Mr. Mackin is the President of Markland and Technest. Mr. Periera is the Chief Financial Officer of Markland and Technest.

                             THE INVESTOR FINANCING

GENERAL

The Investor Financing was effected pursuant to the terms of a Securities Purchase Agreement, dated February 14, 2005 (the "Investor Securities Purchase Agreement"), between the Investors and Technest. Technest raised $5,000,000 through this financing. The proceeds of this financing were used to fund the acquisition of Genex, pay transactions costs and fund working capital. Although Markland is not a party to the Investor Securities Purchase Agreement, Markland has agreed to issue shares of its common stock upon conversion of Technest Series B Preferred Stock sold under this agreement and to register the resale of such common stock by the Investors. A copy of this agreement has been filed as
Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.

On February 14, 2005, immediately after the acquisition by Markland of a controlling interest in Technest, the Investors consisting of Southridge Partners LP, Southshore Capital Fund Limited, Verdi Consulting, Inc., ipPartners, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP (collectively, the "Investors") paid $5,000,000 in cash for 1,149,425 shares of Technest Series B Preferred Stock, five-year warrants to purchase up to 242,735,571 shares of Technest common stock for an exercise price of $.0307 per share (before the Reverse Split), and 1,149,425 shares of Technest Series C Preferred Stock convertible into 242,735,571 shares of Technest's common stock (before the Reverse Split). After the Reverse Split, the warrants will be exercisable for 1,149,425 shares of Technest common stock and the Series C Preferred Stock will be convertible into 1,149,425 shares of Technest common stock. These securities were sold in units for a price of $4.35 per unit each.

Each unit consists of one share of Series B Preferred Stock; one share of Series C Preferred Stock and a warrant to purchase up to 211.18 shares of Technest's common stock. Copies of the certificates of designation of the Series B and C Preferred Stock and the form of warrants have been filed as Exhibits 4.7 and 4.8 to this current report on Form 8-K and are incorporated by reference herein.

The issuance and sale of the securities were not registered under the Securities Act, but were made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to "accredited investors" within the meaning of Rule 501 of Regulation D.

The Series B Preferred Stock will be convertible into Markland common stock upon the earlier to occur of (a) February 14, 2006 or (b) a date which is the first trading day after the date on which Markland common stock has a closing bid price of $2.50 or more for five consecutive trading days. The number of shares to be issued will be determined by dividing the quotient of (a) $5,000,000 divided by the lower of (i) $0.60 and (ii) the market price (as defined in the Merger Agreement) by (b) 1,149,425. Market Price means the average closing bid for the 20 previous trading days. Upon conversion, the aggregate number of Markland common shares held by the holders of Series B Preferred Stock and its affiliates may not exceed 4.999% of the outstanding shares of Markland common stock. The holder may demand a waiver of this limitation but such waiver will not be effective for 65 days after the request, is limited to the holder itself and only allows the holder to hold up to 9.999% of the outstanding Markland common stock. Shares of the Series B Preferred Stock have a liquidation preference of $2.175 per share, may only vote on changes to the rights, privileges and priority of the Series B Preferred Stock, do not accrue dividends, are not redeemable and are convertible into Markland common stock.

The Series C Preferred Stock is convertible at the option of the stockholder at any time. The number of shares of Technest common stock into which each share of Series C Preferred Stock is convertible is determined by dividing $2.175 by the Series C Conversion Price. The Series C Conversion Price is $.0102993 (before the Reverse Split). After the Reverse Split the Series C Conversion Price will be $2.175. Upon conversion, the aggregate number of shares of Technest common stock held by the holder of Series C Preferred Stock and its affiliates may not exceed 4.999% of the outstanding Technest common stock. The holder may demand a waiver of this limitation but such waiver will not be effective for 65 days after the request, is limited to the holder itself and only allows the holder to hold up to 9.999% of the outstanding Technest common stock. Shares of the Series C Preferred Stock have a liquidation preference of approximately $2.175 per share, may only vote on changes to the rights, privileges and priority of the Series C Preferred Stock, receive dividends on an as converted basis whenever dividends are made to the Technest common stock holders, are not redeemable by Technest and are convertible into Technest common stock.

Technest has agreed to issue additional shares of its common stock to the Investors if the units do not have a market value of $6.50 at the end of one year. For each unit an Investor continues to hold on February 14, 2006, Technest will issue to the Investor a number of shares of common stock calculated in accordance with the following formula:

   (Units Held on Reset Date) x [(Adjustment Price) - Combined Market Price)]
   --------------------------------------------------------------------------
                                THNS Market Price

         "ADJUSTMENT PRICE" shall mean $6.525 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares)

         "COMBINED MARKET PRICE" shall mean the THNS Market Price added to the MRKL Market Price.

         "MRKL MARKET PRICE" shall mean the average of the closing bid prices of the Markland common stock during the period beginning ten (10) trading days prior to the reset date and ending ten (10) trading days after the reset date as reported by the OTC Bulletin Board or any similar organization or agency of national recognition succeeding to its functions of reporting prices for the Markland common stock.

         "THNS MARKET PRICE" shall mean the average of the closing bid prices of the Common Stock during the period beginning ten (10) Trading Days prior to the Reset Date and ending ten (10) Trading Days after the Reset Date as reported by the OTC Bulletin Board or any similar organization or agency of national recognition succeeding to its functions of reporting prices for the Common Stock.

REGISTRATION OBLIGATIONS

REGISTRATION OBLIGATIONS OF MARKLAND. The Investors and Markland entered into a Registration Rights Agreement, dated February 14, 2005, pursuant to which Markland has agreed to register 17,000,000 shares of Markland common stock issuable to the holders of the Series B Preferred Stock of Technest, and common stock issuable as liquidated damages for breach of certain covenants contained in the agreement. A copy of this agreement has been filed as Exhibit 4.1 to this current report and is incorporated by reference herein.

Under the terms of this Agreement, Markland has agreed to file a registration statement on Form SB-2 on or before seventy-five (75) days following the closing date of the transaction; use its best efforts to cause the registration statement to be declared effective as promptly as possible thereafter but not later than one hundred thirty-five days following the closing date; and keep the registration statement effective until twenty-four (24) months following the date on the effective day of such registration statement.

The offering will terminate once the registered shares have been sold or may be sold pursuant to Rule 144(k) of the Securities Act without volume restrictions.

Failure to comply with the terms of this agreement will trigger liquidated damages equal to two percent (2%) of the purchase price paid by each holder in connection with the Investors' Investments for each month (and pro rata for any portion of a month prior to the cure of such breach) that Markland fails to meet the relevant filing date, the relevant effective date, or for such failure to keep the registration statement effective. Markland may also pay such liquidated damages by issuing shares of common stock valued at ninety (90%) percent of the average of the trailing five (5) trading days' closing prices before the payment that are the subject of a then-effective registration statement.

If, during the effectiveness period, the number of shares of common stock issuable in lieu of the payment of partial liquidated damages exceeds the number of such shares then-registered in a registration statement, Markland will be required to file a new registration statement, as soon as reasonably practicable but no later than forty-five (45) days following the date on which Markland knows or reasonably should have known that such registration statement is required.

REGISTRATION OBLIGATIONS OF TECHNEST.
-------------------------------------

The Investors and Technest entered into a Registration Rights Agreement on February 14, 2005. Pursuant to this agreement, Technest agreed to file with the SEC a Registration Statement covering the resale of all of the common stock issuable upon conversion of the Series C Preferred Stock, (b) all of the common stock issuable upon exercise of the common stock purchase warrants, and (c) common stock, if any, issuable to certain selling stockholders as liquidated damages for breach of certain covenants contained in or as a result of adjustments contemplated by the agreement. Technest agreed to use its best efforts to cause the Registration Statement to be declared effective as promptly as possible thereafter, and to keep the Registration Statement effective until twenty-four (24) months following the date on which the shelf registration becomes effective, unless the shares of common stock covered by the registration statement have been sold or may be sold pursuant to Rule 144(k) of the Securities Act without volume restrictions. Technest will be required to amend this Registration Statement or file an additional Registration Statement as soon as reasonably practicable if the number of shares of common stock issuable in lieu of the payment of partial liquidated damages exceeds the number of such shares then registered in a Registration Statement.

Failure to comply with the terms of this agreement will trigger liquidated damages equal to two percent (2%) of the purchase price paid by each holder in connection with the Investors' Investments for each month (and pro rata for any portion of a month prior to the cure of such breach) that Markland fails to meet the relevant filing date, the relevant effective date, or for such failure to keep the registration statement effective. Markland may also pay such liquidated damages by issuing shares of common stock valued at ninety (90%) percent of the average of the trailing five (5) trading days' closing prices before the payment that are the subject of a then-effective registration statement.

MATERIAL RELATIONSHIPS

With the exception of Deer Creek Fund LP, ipPartners Inc., and Southshore Capital Fund Limited, all of the Investors (i) have been named selling stockholders in Markland's registration statement on Form SB-2 declared effective by the SEC on December 2, 2004 File Number 333-__________ and (i) are either shareholders, officers and/or Directors or Markland. ipPartners, Inc. is a corporation majority owned and controlled by Mr. Tarini, Markland's Chief Executive Officer and Chairman. The Investor Financing was negotiated on behalf of Markland by senior management of Markland, including Mr. Tarini. The Markland Investment was approved by a unanimous vote of the Board of Directors of Markland including, Mr. Mackin and Mr. Ducey, neither of whom has an interest in the transaction.

BROKERS

Greenfield Capital Partners LLC is a registered broker-dealer retained by Technest in connection with the Transactions. For its services, Greenfield Capital Partners LLC. will receive a fee of approximately $650,000. A copy of this Agreement has been filed as an exhibit to this report and is incorporated by reference herein.


                              THE GENEX ACQUISITION

GENERAL

The acquisition of Genex was effected pursuant to an Agreement and Plan of Merger dated February 14, 2005 (the "Merger Agreement"), by and among Markland, Technest, Mtech Acquisition, Inc. ("MTECH"), a wholly-owned subsidiary of Technest, Genex and Jason Geng, the sole stockholder of Genex. A copy of the Merger Agreement is attached as Exhibit 2.3 to this current report on Form 8-K and incorporated by reference herein.

In accordance with the terms of the Merger Agreement, on February 14, 2005, MTECH, a wholly-owned subsidiary of Technest, merged with and into Genex, with Genex surviving the merger as a wholly-owned subsidiary of Technest. As a result of the merger, all of the outstanding shares of the capital stock of Genex were automatically converted into the right to receive in the aggregate (i) $3 million; (ii) 10,168,764 shares of Markland's common stock (the shares of Markland common stock issued to Technest in the Markland Investment); and (iii) if earned, contingent payments in the form of additional shares of Technest common stock. In addition, Mr. Geng received a six month unsecured promissory note in the principal amount of $276,317 that pays interest at the rate of 6% per annum. Jason. Geng's share consideration will be adjusted to reflect changes in the closing bid price of Markland common stock in the 10 trading days following February 14, 2005, subject to limitations set forth in the Merger Agreement.

If, following completion of the Transactions, Genex meets specified revenue goals at the end of each of the first three years following February 14, 2005, Technest will pay to Mr. Geng contingent consideration of additional shares of Technest common stock equal to the fair market value of 30% of the difference in Genex's gross revenue during year proceeding the payment and its gross revenue in 2004. Any shares of Technest common stock issued pursuant to this provision of the Merger Agreement will be issued in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) of the Securities Act.

In the event that the Intraoral Technologies (as such term is defined in the Merger Agreement) owned by Genex prior to February 14, 2005 are commercialized, Jason Geng shall be entitled to fifty percent (50%) of all profits generated from the Intraoral Technologies for a period of five years following February 14, 2005. Notwithstanding the foregoing, any revenue resulting from the Intraoral Technologies shall be excluded from the calculation of the earn out described in the foregoing paragraph.

Markland, Technest and MTECH, on one hand, and Jason Geng, on the other hand have agreed to indemnify each other for breaches of representations, warranties and failures to perform covenants. Indemnity is available pursuant to the indemnity escrow agreement for any claim by Markland or Technest above $100,000. Jason Geng's liability is limited to the amount in the indemnity escrow fund, set at closing as $2 million of Markland common stock taken from the consideration paid to Jason Geng also on closing. Jason Geng has agreed to indemnify the Technest entities for all losses associated with disputes relating to the title of Genex shares, taxes, ERISA, environmental and intellectual property claims for amounts up to the full consideration for the merger. Jason Geng also agreed to pay Genex for any amount a governmental entity refuses to pay in relation to the DCAA audit currently being conducted. Jason Geng would be reimbursed for any such payment by a release of Markland common stock from the indemnity escrow fund with a fair market value equal to the amount paid to Genex.

REGISTRATION OBLIGATIONS

REGISTRATION OBLIGATIONS OF MARKLAND. Markland entered into a Registration Rights Agreement with Jason Geng, the sole stockholder of Genex, on February 14, 2005, in connection with its issuance to Mr. Geng of shares of Markland common stock in connection with the acquisition of Genex. A copy of this agreement has been filed as Exhibit 4.5 to this current report and is incorporated by reference herein.

Markland has agreed to file a registration statement for the shares of Markland common stock paid to Jason Geng on or before June 1, 2005, plus one day for each day when a registration statement is not effective and available for the resale of common stock issued to the investors in the Securities Purchase Agreement, dated September 21, 2004. Markland has agreed to use commercially reasonable efforts to cause the registration statement to be declared effective by August 1, 2005. Pursuant to the agreement, Markland must also use commercially reasonable efforts to keep the registration statement effective until the date on which Mr. Geng no longer owns any of the registrable securities, unless the shares of common stock have been sold or may be sold pursuant to Rule 144 of the Securities Act without volume restrictions.

REGISTRATION OBLIGATIONS OF TECHNEST. Technest entered into a Registration Rights Agreement with Jason Geng, on February 14, 2005. A copy of this agreement has been filed as Exhibit 4.4 to this current report and is incorporated by reference herein.

Pursuant to this agreement, Technest agreed to file with the SEC a registration statement covering the resale of all of the Technest common stock Technest is ultimately required to issue to Jason. Geng as additional consideration for the sale of his Genex common stock if Genex recognizes gross revenues in excess of a certain dollar amount in each of the three years following Technest's acquisition of Genex, within forty-five (45) days following each of the three yearly determinations of whether earnout payments are due. Technest agreed to use commercially reasonable efforts to cause each registration statement to be declared effective within one hundred five (105) days following each such earnout payment determination. Pursuant to the agreement Technest must also use commercially reasonable efforts to keep each registration statement effective until the date on which Jason Geng no longer holds any of the registrable securities, unless the shares of TEchnest common stock covered by the registration statement have been sold or may be sold pursuant to Rule 144 of the Securities Act without volume restrictions.

LOCK UP AGREEMENTS

Technest and Markland entered into a lock-up agreement with Jason Geng pursuant to which Jason Geng has agreed (a) not to sell or dispose of any of the Markland common stock issued to Jason Geng under the Merger Agreement through July 31, 2005 without the prior written consent of Markland, provided that Jason. Geng may sell or transfer such shares to Markland, Technest or his immediate family members as a bona fide gift, (b) beginning on August 1, 2005, not to sell more than ten percent (10%) of the aggregate Markland common stock in any given thirty (30) day period, and (c) not to sell more than twenty-five percent (25%) of the aggregate Technest common stock that may be issued to him, in any given thirty (30) day period.

GENG EMPLOYMENT AGREEMENT

In connection with this Transaction, Genex entered in to an employment agreement with Jason Geng. Under the terms of the agreement, Jason. Geng will be employed by Genex for a period of three years as the Executive Vice President and Chief Scientist of Genex. Jason. Geng will receive a salary of $300,000 per year and will be eligible to participate in any bonus or incentive compensation plans that may be established by the Board of Directors of Genex, Markland or Technest. The employment agreement provides that Jason. Geng's salary payments and health insurance benefits will continue until the earlier of (a) the date that Jason. Geng has obtained other full-time engagement or (b) twelve (12) months from the date of termination of the engagement, in the event that Genex terminates his engagement without cause (as defined in the agreement) prior to the termination of the agreement or in the event that Jason. Geng terminates his engagement for good reason (as defined in the Agreement). The agreement also provides for a continuation, for the lesser of six months or through the end of the term of the agreement, of Jason. Geng's salary in the event that he becomes permanently disabled during the term of the agreement.

AGREEMENTS WITH BROKERS

Genex Technologies, Inc. entered into an agreement with Ocean Tomo, LLC, on October 17, 2003. The agreement was extended for one year in a subsequent letter from Jason Geng to Ocean Tomo. Under this agreement, Genex has agreed to pay Ocean Tomo as a finder, and in connection to the acquisition by the Company of Genex.

OTHER EFFECTS OF THE ACQUISITION OF GENEX ON MARKLAND

         SUBSTANTIAL DILUTION OF MARKLAND PUBLIC STOCKHOLDERS

Public shareholders of Markland experienced significant dilution as a result of these Transactions. Shares issued by Markland on February 14, 2004 represent
[  ]% of Markland outstanding stock on the date of issuance.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         It is impracticable for the Company to provide the required financial statements at this time. The Company will file the required financial statements by amendment to this report not later than [ ], 2005

(b)      PRO FORMA FINANCIAL INFORMATION

         It is impracticable for the Company to provide the required pro forma financial information at this time. The Company will file the required financial information by amendment to this report not later than [ ], 2005.

(c)      EXHIBITS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                INCORPORATED BY
                                                                                                   REFERENCE
------------- --------------------------------------------- ---------------- --------------------------------------------------
   NUMBER     DESCRIPTION                                   FILED WITH THIS                                          EXHIBIT
                                                               FORM 8-K          FORM            FILING DATE            NO.
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.1       Securities Purchase Agreement by and among           *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.2       Securities Purchase Agreement between                *
              Markland Technologies, Inc. and Technest
              Holdings, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.3       Agreement and Plan of Merger by and between          *
              Technest Holdings, Inc., MTECH Acquisition,
              Inc., Genex Technologies, Inc. and Jason
              Geng, dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.1       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Markland Common Stock, dated February 14,
              2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.2       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Markland
              Technologies, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.3       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Technest Series C Preferred Stock and
              Warrants for Technest common stock, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.4       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Jason Geng for
              registration of Earnout Shares, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------


                                                              -11-

------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.5       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Jason Geng,
              dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.6       Form of Technest Common Stock Purchase               *
              Warrant
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.7       Technest Series B Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.8       Technest Series C Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.9       Promissory Note issued to Jason Geng by              *
              Genex Technologies, Inc., dated February
              14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.1      Escrow Agreement between Markland
              Technologies, Inc., Technest Holdings,               *
              Inc., Genex Technologies, Inc., Jason Geng,
              and Wilmington Trust Company, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.2      Lock-Up Agreement of Jason Geng, dated               *
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.3      Employment Agreement between Genex                   *
              Technologies, Inc. and Jason Geng, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.4      Lock-up Agreement between Technest                   *
              Holdings, Inc. Garth LLC and  Southshore
              Capital Fund Ltd., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.5      2004 Markland Stock Incentive Plan                                  8-K            June 30, 2004
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.6      Form of Option to be granted under the 2004          *
              Markland Stock Incentive Plan
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.7      Agreement between Genex Technologies, Inc.           *
              and Ocean Tomo
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.8      February 14, 2005 Markland Press Release             *
-------------------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     MARKLAND TECHNOLOGIES, INC.



                                                     By: /s/ Robert Tarini
                                                         -----------------------
                                                         Robert Tarini
                                                         Chief Executive Officer



Date: February 14, 2005

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                INCORPORATED BY
                                                                                                   REFERENCE
------------- --------------------------------------------- ---------------- --------------------------------------------------
   NUMBER     DESCRIPTION                                   FILED WITH THIS                                          EXHIBIT
                                                               FORM 8-K          FORM            FILING DATE            NO.
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.1       Securities Purchase Agreement by and among           *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.2       Securities Purchase Agreement between                *
              Markland Technologies, Inc. and Technest
              Holdings, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    2.3       Agreement and Plan of Merger by and between          *
              Technest Holdings, Inc., MTECH Acquisition,
              Inc., Genex Technologies, Inc. and Jason
              Geng, dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.1       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Markland Common Stock, dated February 14,
              2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.2       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Markland
              Technologies, Inc., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.3       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Southridge
              Partners LP, Southshore Capital Fund
              Limited, ipPartners, Inc, Verdi Consulting,
              Inc., DKR Soundshore Oasis Holding Fund,
              Ltd., DKR Soundshore Strategic Holding
              Fund, Ltd. and Deer Creek Fund, LP for
              Technest Series C Preferred Stock and
              Warrants for Technest common stock, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.4       Registration Rights Agreement between                *
              Technest Holdings, Inc. and Jason Geng for
              registration of Earnout Shares, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------




------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.5       Registration Rights Agreement between                *
              Markland Technologies, Inc. and Jason Geng,
              dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.6       Form of Technest Common Stock Purchase               *
              Warrant
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.7       Technest Series B Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.8       Technest Series C Convertible Preferred              *
              Stock Certificate of Designations filed
              with the Secretary of State of Nevada on
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    4.9       Promissory Note issued to Jason Geng by              *
              Genex Technologies, Inc., dated February
              14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.1      Escrow Agreement between Markland
              Technologies, Inc., Technest Holdings,               *
              Inc., Genex Technologies, Inc., Jason Geng,
              and Wilmington Trust Company, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.2      Lock-Up Agreement of Jason Geng, dated               *
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.3      Employment Agreement between Genex                   *
              Technologies, Inc. and Jason Geng, dated
              February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.4      Lock-up Agreement between Technest                   *
              Holdings, Inc. Garth LLC and  Southshore
              Capital Fund Ltd., dated February 14, 2005
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.5      2004 Markland Stock Incentive Plan                                  8-K            June 30, 2004
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.6      Form of Option to be granted under the 2004          *
              Markland Stock Incentive Plan
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.7      Agreement between Genex Technologies, Inc.           *
              and Ocean Tomo
------------- --------------------------------------------- ---------------- -------------- ------------------------ ----------
    10.8      February 14, 2005 Markland Press Release             *
-------------------------------------------------------------------------------------------------------------------------------